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RoboStrategy, Inc. Video Script

Topic: “ONE Stock is All You Need in This $5 Trillion Opportunity,” sponsored video by Joseph Hogue, CFA, on the Let’s Talk Money! YouTube channel (published October 6, 2026)

Script

Joseph Hogue: AI has already created trillions of dollars in wealth, but the next wave could be even bigger. Robotics is approaching an inflection point that Morgan Stanley says could create a $5 trillion plus market. And I've found one investment that gives you access to some of the biggest pre-IPO robotics companies before they ever hit the stock market.

Hey Bowtie Nation, Joseph Hogue with a deep research video for you today and one of the biggest market themes coming. I'm going to show you exactly how to invest, but to give you an idea for just how big this could Morgan Stanley estimates the humanoid robotics market could surpass $5 trillion by 2050, with nearly 1 billion humanoid robots in operation worldwide. For perspective, that would make it nearly as large as the entire worldwide IT spending this year, including software, devices, and services.

But even that might understate the opportunity. RoboStrategy, a closed-end fund of public and private investments, estimates a $60 trillion total addressable market for robotics and physical AI. In its estimate, Morgan Stanley forecasts about 930 million humanoid robots will be used by 2050.

[On-screen: RoboStrategy investor presentation slide, “Market Size: A Trillion-Dollar Horizon”]

BOT INVESTOR PRESENTATION 06

Market Size: A Trillion-Dollar Horizon

> "I think we're headed to a radically different world, an interesting world. My prediction for humanoid robots is that ultimately there will be 10s of billions. Everyone will want to have their personal robot. It will unlock an immense amount of economic potential.

ELON MUSK SOURCE: X.COM

PROJECTED GROWTH OF HUMANOID ROBOTS
NUMBER OF ROBOTS
60K
240K
840K
2.1M
4M
12M
30M
70M
150M
300M
600M
1.2B
2.5B
5B
10B
2026
2030
2035
2040

Note: Estimated by FP Strategies LLC using a logistic growth model derived from Elon Musk's publicly stated growth expectations. Projections are illustrative and subject to significant uncertainty; actual outcomes may differ materially.

Note: Mr. Musk has material economic interests in humanoid robotics through Tesla's Optimus program. His statements are not independent third-party validation of the Fund's thesis. The Fund has no affiliation with Mr. Musk or Tesla, Inc.

The physical embodiment of AI touches a $60 trillion TAM

SOURCE: MORGAN STANLEY RESEARCH, "THE HUMANOID 100" (FEBRUARY 2025)

Illustrative revenue potential at a fixed assumed unit price of $50,000 per robot, consistent with current industry RaaS pricing estimates. Actual unit pricing will vary based on form factor, capability, and market maturity. These figures are not forecasts of expected outcomes and are subject to significant uncertainty including regulatory, technological, and competitive risk factors.

REVENUE ASSUMPTIONS

1 Robot (assumption)	$50,000
100,000 Robots	$5B
1M Robots	$50B
10M Robots	$500B
100M Robots	$5T
1B Robots	$50T

NOTE: TOYOTA SELLS 10M VEHICLES A YEAR, 200M+ LAPTOPS ARE SOLD EVERY YEAR, 1B+ MOBILE PHONES ARE SOLD EVERY YEAR

Disclaimer: Forward-looking statements: The market-size, robot-adoption, and revenue figures above are illustrative projections of FP Strategies LLC (the Adviser), not forecasts or guarantees. They rest on stated assumptions, are subject to significant uncertainty, and actual results may differ materially.

RoboStrategy uses that 1 billion robots as a top, but also shows how quickly this market can expand. On an assumption of 50,000 revenue per robot, just 100 million robots in use gets us to that $5 trillion market, with trillions more in software, service, and more to 1 billion robots forecast. And while that 2050 timeline is more than two decades from now, the speed of change here could be just as amazing as the market size.

Morgan Stanley estimates the humanoid cost could come down from $200,000 in 2024 to $150,000 each by 2028, with RoboStrategy estimating 12 million robots in use by the end of this decade. Now, those aren't forecasts, just scenarios of how fast and how big this could get, but they do show the scale of what we're talking about and start to hint at the investment opportunity. For example, Gartner estimates the global memory chip market at $837 billion a year.

Now, that supports a market cap of over $4 trillion in just four companies, including SK Hynix and Micron. Micron alone had a market cap of over $1.1 trillion, that that $5 trillion robotics market could birth the next trillion dollar companies to beat the next big wave on Wall Street. But I know what you're because I was thinking the same thing when I started researching this.

We've heard this story for decades. Hell, I grew up watching Rosie on the Jetsons and even she glitched half the time. While it's true that we've had simple robotics in warehousing, industrial and manufacturing for decades, long before AI became that hot acronym for investors, but those robots were built for a very different world.

Traditional industrial robots are incredibly good at doing one predefined tasks in one controlled environment thousands of times over. Change the object though, move the workstation or introduce something that robot wasn't programmed to expect and suddenly that million dollar automation system is a Roomba spreading the dog's crap all over the floor. But here is why we're approaching an inflection point, a trigger for that $5 trillion opportunity, generative AI.

The models being created by OpenAI, Anthropic and others are beginning to give robots something they've never really had, the ability to perceive their surroundings, learn new tasks and then adapt when the environment changes. That's how we get things like Google DeepMind developing vision language action models that translate what a robot sees and hears directly into physical actions, while NVIDIA's GR00T models are being trained across human demonstrations, simulations and real world robot data. We've spent decades building increasingly capable robot bodies.

AI is finally starting to give those bodies a general purpose brain and that is when the market momentum begins. Now I'm going to show you why I'm investing next, but don't think that robotics is going to be just one market or one winner. The opportunity here stretches across very different industries and why I think you need a broad strategy for investing.

A general purpose and humanoid robots could be the biggest prize because they're designed around the world, already built for humans are tools, factories, stairs and workstations. That means instead of rebuilding a factory around the robot, the robot potentially learns how to work in that factory that we've already built and that means robots could do everything. Morgan Stanley estimates nearly 1 billion humanoids could be operating by 2050, with roughly 90% working in industrial and commercial applications, helping create that market exceeding 5 trillion dollars.

But those general purpose robots, those could take longer. We're already seeing major opportunities in other segments here. Industrial automation is the most established market.

More than 542,000 industrial robots were installed in 2024 alone, more than double the number a decade earlier. Grand View Research forecasts industrial robotics will grow from about 42 billion dollars in 2026 to 79 billion by 2033. Then there's logistics, robots moving, sorting and picking products through warehouses and fulfillment centers.

Now that market is forecast to grow from about 19 billion dollars today to 35 billion just by 2030. And don't tell my wife, the nurse, but medical robots could be another huge opportunity. Medical robot sales jumped 91% in 2024, including a 41% increase in surgical robots.

The total market for medical service robots is expected to reach 3.9 billion by 2033 for growth of 14% a year, one of the fastest growing segments, where I think even this forecast is way understated. Now defense robots is where we're already seeing the biggest movement. Autonomous land systems, drones and surveillance, already almost a 20 billion dollar market, but forecast to reach 32.5 billion by 2030. So you see the winners here aren't going to be building that one robot that does everything. We're looking at an entire robotics ecosystem from hardware to software services, trillions of dollars in revenue and multiple companies. But then here's the problem for investors.

Robotics is still a highly technical fragmented industry and many of these companies with the most potential, we're talking Figure, Apptronik, Dyna Robotics are still private. And I've seen this problem firsthand over the last couple of years. When I worked in venture capital, you could reasonably underwrite an investment around a three to five year exit.

That meant you invested early, helped the company grow and would expect an acquisition or an IPO in that three to five year window to unlock your returns. But that timeline has completely changed. The median technology company now goes public at around 14 years old compared with about eight years during the 90s.

And that means potentially more growth and value creation, but it also means investors are locked in for much longer. And that's if you can even get access. Because of SEC rules, most main street investors still can't get access to these pre-IPO private company investments.

Beyond that, even if you can get into these private deals, which ones do you buy? You're trying to evaluate foundational models, actuators, sensors, manufacturing capabilities and dozens of competing robotics platforms. On the long shot, you can invest.

You need an engineering degree just to find the winners. But then that's where RoboStrategy comes in. RoboStrategy ticker BOT is a publicly traded closed-end investment fund built specifically around robotics and physical AI.

[On-screen: Nasdaq quote page, “Robostrategy, Inc. (BOT)” price chart]

NasdaqGM - Delayed Quote • USD

Robostrategy, Inc. (BOT) ☆

26.80 -0.36 (-1.33%)

At close: September 4 at 4:00:01 PM EDT

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Previous Close	27.16	Day's Range	26.62 - 27.67	Market Cap (intraday)	652.613M	Earnings Date	--
Open	27.00	52 Week Range	19.20 - 59.00	Beta (5Y Monthly)	--	Forward Dividend & Yield	--
Bid	19.80 x 200	Volume	139,040	PE Ratio (TTM)	--	Ex-Dividend Date	--
Ask	35.26 x 200	Avg. Volume	562,207	EPS (TTM)	--	1y Target Est	--

The idea is to give regular investors something that traditionally required being inside that venture capital accredited investor network access to a portfolio of private robotics companies through one publicly traded investment. RoboStrategy invests from seed stage companies through later venture rounds and eventually even public companies, allowing it to build those relationships with founders early and potentially continue investing as those companies scale. Now that's important in a market where some of the biggest opportunities may be created years before an IPO.

[On-screen: RoboStrategy website, “The access is private. The demand is public.”]

ROBOSTRATEGY
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INVEST IN BOT

The access is private.
The demand is public.

Private robotics companies raise capital from a narrow set of participants — venture funds, family offices, and accredited investors writing institutional check sizes. Public-market investors, who hold most of the world's pooled capital, are likely to be shut out by accreditation rules, minimum check sizes, gated deal flow, or mandate/illiquidity restrictions.

And where indirect access does exist — through SPVs, secondary funds, or alternative-access vehicles — those structures typically layer on both management and performance fees that compound over time. RoboStrategy offers public-market access through a single, straightforward fee structure typical of registered closed-end funds.[2]

ACCESS TO PRIVATE ROBOTICS

Venture funds
Family offices
Accredited investors

RoboStrategy bridges the two →

ACCESS TO PUBLIC MARKETS

Institutional asset managers
Public-market investors of any size

[On-screen: RoboStrategy investor presentation slide, “Targeting the Breakout Winners of the Robotics Revolution”]

BOT INVESTOR PRESENTATION 05

Targeting the Breakout Winners of the Robotics Revolution

Core Focus
Robotics

Sourcing & Access Advantage
Founder-level relationships built through technical engagement and early-stage conviction in the sector

Conviction and Diversification
Aim to cap each company at 20% of total assets

Multi-Stage, U.S. Focused
Seed to Public, with the majority in private U.S. domestic companies

Why General Purpose Robots?
General-purpose platforms dominate markets; just like Apple (smartphones) and Nvidia (GPUs), humanoids are the scalable interface for the physical world

Focused Selection Criteria
Teams with best-in-class talent and long-term defensible moats. Capable of creating outsized risk-adjusted returns

The fund targets a multi-stage US focused strategy of primarily private companies built around those founder level relationships for investments you just couldn't get otherwise. Now as a finance guy with a communication studies degree, what I really like here is a deep bench of knowledge and technical research behind these investments, evaluating everything from robot foundation models and training data to those actuators, manufacturing constraints and production capacity. That means instead of you having to try to figure out which robotics startup ultimately wins and then somehow get access to that deal, RoboStrategy is essentially building that portfolio for you while giving you the liquidity of a Nasdaq traded security.

I want to highlight a few of the biggest investments here, then evaluation on the fund and milestones for robotics to watch for. The largest investment is Standard Bots, an American industrial robotics company bringing AI into the robotic arm, the workhorse already used throughout manufacturing. Its Core and Thor systems target jobs like welding, machining, palletizing, and inspection with 100 plus customers across aerospace, defense, and industrial.

RoboStrategy led its $200 million Series C at a $1 billion valuation just this June. At that more general purpose end is Figure, developing humanoid robots designed to operate in environments built for people. This isn't just a laboratory project though.

[On-screen: RoboStrategy website, portfolio company feature (Figure AI)]

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STANDARD BOTS | FIGURE AI | APPTRONIK | DYNA ROBOTICS

Figure 2 logged more than 1,250 hours at BMW, handled 90,000 parts and contributed to production of more than 30,000 vehicles. In Figure 3 there is now tackling more complex logistics work there, along with Catalyst Brands and a commercial agreement to deploy across retailers Aeropostale and Brooks Brothers. Also targeting that giant humanoid market is Apptronik with its Apollo model.

The company has partnerships with Mercedes-Benz and GXO Logistics, along with a deepening Google DeepMind collaboration, and has already raised nearly a billion dollars including backing from Google, Mercedes-Benz, and John Deere. Its latest financing valued the company at approximately $5 billion. Then there's Dyna Robotics, focused less on one particular robot body and more on the intelligence controlling it.

Its DYNA-1 foundation model has achieved 99% plus success during a 24-hour continuous operation with robots deployed in hotels, restaurants, laundromats, and gyms. RoboStrategy co-led Dyna's $120 million Series A round alongside CRV and First Round Capital. But then rather than trying to pick between Standard Bots, Figure, Apptronik, or Dyna, or somehow getting access to those private investments yourself, RoboStrategy brings them together with a broader portfolio of robotics and physical AI companies into one publicly traded fund.

[On-screen: RoboStrategy investor presentation slide, “Dyna: General-Purpose Physical Intelligence”]

BOT INVESTOR PRESENTATION

21

DYNA

General-Purpose Physical Intelligence

SERIAL FOUNDERS WITH PROVEN EXITS

- CEO Lindon Gao: 3x founder, most recently Caper AI (acquired by Instacart for $350M on $14M raised)
- Research Lead Jason Ma: formerly DeepMind and NVIDIA; Eureka/DrEureka pioneer, Apple Scholar, OpenAI grantee
- 70+ person team with PhD roboticists from Meta, Cruise, Amazon Robotics, DeepMind, and Google (as of June 2026)

TECHNOLOGY & DATA MOAT

- Trains its foundation model via reinforcement learning against a proprietary reward model. Every deployment generates feedback the model uses to self-improve
- Demonstrated generalization across folding, food prep, and related dexterous tasks

POST-TRAINING SUCCESS

- DYNA-1 runs autonomously for 24+ hours at a 99.4% success rate, operating at ~60% of human throughput
- Monster Laundry: 200,000+ towels folded across 10 clients in three months, 99% quality acceptance

COMMERCIAL TRACTION & MARKET VALIDATION

- Deployed in commercial settings including restaurants and laundromats.
- Achieved commercial deployment within approximately a year of founding
- Expanding into vegetable prep, bagging, and portioning across a growing multi-sector client base
- Dyna x RedBull partnership (LinkedIn, Dyna Robotics)

STRATEGIC BACKERS - $23.5M SEED + $120M SERIES A

amazon SAMSUNG NVIDIA
salesforce

Source: Dyna Robotics Series A press release (PRNewswire, Sept. 2025)

WHY DYNA WINS

- Among the few physical AI companies building both the foundation model and the hardware platform in-house
- Entry valuation at a significant discount to comparable robotics platforms: Skild at ~$14B (TechCrunch, Jan 2026) and Physical Intelligence at ~$5.6B (Bloomberg, Nov 2025)

Source: Dyna Robotics public materials, unless otherwise noted. Data as of June 2026. Subject to change. Portfolio company information has not been independently verified. No guarantee of future results. RoboStrategy led Dyna's Series A financing and therefore had a role in setting its terms; figures and views regarding Dyna reflect the Fund's interest and are not an independent assessment.

[On-screen: RoboStrategy website, portfolio page (Standard Bots, Figure, Dyna)]

ROBOSTRATEGY

Strategy | Portfolio | Team | News | Investors Resources | About Us | Newsletter

INVEST IN BOT

All | Humanoids | Manufacturing & Industrial | Logistics | Defense | Medical | General Purpose Robotics | Infrastructure

AI-NATIVE ROBOTIC ARMS
INVESTED
2026
STANDARD BOTS

CATEGORY LEADER IN FULL-STACK HUMANOID SYSTEMS
INVESTED
2025
FIGURE

BUILDING & COMMERCIALIZING GENERAL-PURPOSE PHYSICAL INTELLIGENCE
DYNA
INVESTED
2025
DYNA

STRATEGIC GOOGLE PARTNERSHIP – EMBODIED GEMINI AI

FULL-STACK MOBILE MANIPULATION & EMBODIED AI PLATFORM

ROBOTIC WELDING SYSTEMS FOR ENHANCED PRECISION AND ADAPTABILITY

You get private company access with public market liquidity, while the team handles all the technical research, the due diligence, and ongoing monitoring behind those investments. Now I want you to understand here, that convenience doesn't make the risks disappear, but it does help spread them around a little. Robotics is still an emerging industry.

Adoption could take longer than expected, technologies can become obsolete, and today's leaders might not ultimately be the winners. So like the early stage venture capital deals I worked on, there's industry and investing risk here, and it's important to have a portfolio of investments rather than just one or two bets. That's going to be especially important looking at what you're paying for shares on RoboStrategy.

And so that brings us to probably the most important thing investors need to understand about RoboStrategy. The share price and the value of its investments could be two different numbers. Because BOT is a closed-end fund, it has a net asset value, or an NAV, representing the estimated value of its portfolio divided by shares outstanding.

[On-screen: RoboStrategy website, “Portfolio Diversification” holdings table]

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Portfolio Diversification

As of August 31, 2026 monthly NAV

Summary | Full Detail

Portfolio Company	NATURE OF BUSINESS	% OF NET ASSETS
Standard Bots [a][b][c]	Industrial Automation	31.4%
Dyna, Inc. [a][b][c]	General Purpose Robotics	14.9%
Apptronik, Inc. [a][b][c][d]	Humanoid Robotics	14.2%
Figure AI, Inc. [a][b][c][d]	Humanoid Robotics	13.8%
Dexmate, Inc. [a][b][c]	General Purpose Robotics	9.2%
Investment to be Announced* [a][b][c]	General Purpose Robotics	9.0%
Path Robotics, Inc. [a][b][c]	Industrial Automation	2.2%
Prometheus Industries, Inc. [a][b][c][d]	General Purpose Robotics	1.3%
Eccentric Machines, Inc. [a][b][c]	Robotics Infrastructure	1.1%
REK, Inc. [a][b][c]	Humanoid Robotics	0.9%
GMI Computing Ltd. [a][b][c]	Cloud Infrastructure	0.8%
Cyan Robotics, Inc. [a][b][c][d][e]	Logistics	0.5%

Now the fund lists out the portfolio of companies, percentage of assets, and the total NAV. As of August 31st, RoboStrategy reported an NAV of $11.35 per share based on approximately $277 million in net assets. But then the BOT also trades on the Nasdaq, where supply and demand determine the market price.

[On-screen: RoboStrategy website, “NAV and market price are not the same.”]

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NAV and market price are not the same.

A closed-end fund has two prices. **Net Asset Value or "NAV" per share** reflects the underlying value of what the fund owns **Market price per share** is what investors pay on the exchange. When demand for what the fund holds exceeds the supply of its shares, the market price trades above NAV — **a premium**. Shares of closed-end funds also frequently trade at a discount to NAV.[3]

A premium is structurally meaningful. When a closed-end fund trades above NAV, it has the opportunity to raise capital at that premium — issuing new shares for more cash than the underlying assets currently support per share. That is the source of **compounding NAV per share over time.**[3]

HYPOTHETICAL | FOR ILLUSTRATIVE PURPOSES ONLY

MARKET PRICE
What investors pay on the exchange. Set by supply and demand.
NAV PER SHARE
Net Asset Value — per-share value of fund holdings. Rises with portfolio gains and cost discipline.
PRICE PER SHARE
PREMIUM
ISSUANCE WINDOW
DISCOUNT
NO ISSUANCE
PREMIUM
ISSUANCE WINDOW
TIME →

That means investors can pay substantially more or potentially less than that NAV. If BOT trades at $25 while NAV is $11.35, for example, you're paying more than twice the underlying reported value per share. Now a lot of that difference though comes from the fact that because most of these companies are private and you don't see those values updated daily with the stock price, the estimate could be outdated here.

That difference though might actually benefit both investors and RoboStrategy. First, RoboStrategy can issue additional shares above its NAV, raising more cash per new share than the NAV those shares represent. That can actually increase the net asset value per share for existing investors, along with providing RoboStrategy funds to invest in more companies.

[On-screen: RoboStrategy website, holdings table (continued) with Total Net Assets (NAV)]

Dyna, Inc.	General Purpose Robotics	[illegible]
Apptronik, Inc. [a][b][c][d]	Humanoid Robotics	14.2%
Figure AI, Inc. [a][b][c][d]	Humanoid Robotics	13.8%
Dexmate, Inc. [a][b][c]	General Purpose Robotics	9.2%
Investment to be Announced* [a][b][c]	General Purpose Robotics	9.0%
Path Robotics, Inc. [a][b][c]	Industrial Automation	2.2%
Prometheus Industries, Inc. [a][b][c][d]	General Purpose Robotics	1.3%
Eccentric Machines, Inc. [a][b][c]	Robotics Infrastructure	1.1%
REK, Inc. [a][b][c]	Humanoid Robotics	0.9%
GMI Computing Ltd. [a][b][c]	Cloud Infrastructure	0.8%
Cyan Robotics, Inc. [a][b][c][d][e]	Logistics	0.5%
Nox Metals, Inc. [a][b][c][e]	Advanced Manufacturing	0.3%
Endiatx, Inc. [a][b][c]	Medical Robotics	0.2%
Allonic, Inc. [a][b][c]	Robotics Infrastructure	0.1%
Purple Rhombus LLC [a][b][c][d][e]	Defense Robotics	0.1%
Total Investments		100.0%
Net other assets, less liabilities		(0.0%)
Total Net Assets (NAV)	$276,675,606	100.0%

Also, since the company has been pricing its PIPE capital raises above the net asset value, that funding adds more to the net assets than it did to the share count. That means these capital raises help build investable assets without as much dilution to investors. Now, of course, like all investments, I don't think this has to be an all-in, all-at-once idea.

[On-screen: RoboStrategy investor presentation slide, “Issuance at a Premium is Accretive”]

BOT INVESTOR PRESENTATION
31

Issuance at a Premium is Accretive

When a closed-end fund trading above NAV issues new shares at the market price, the new share pays more cash into the fund than its shares of NAV claims back. The excess, called the premium, distributes across every share. **Every existing holder's NAV per share goes up with issuance at above NAV**

HYPOTHETICAL | FOR ILLUSTRATIVE PURPOSE ONLY

BEFORE

TOTAL NAV

$100

$10
$10
$10
$10
$10
$10
$10
$10
$10
$10

10 shares • NAV $10 each

ISSUANCE

+1 NEW SHARE
PAID IN AT PRICE $30
(PRICE = 3 × NAV)

↓

+$30 CASH
INTO THE FUND

TOTAL NAV
$100 → $130 (+30%)

SHARES
10 → 11 (+10% DILUTION)

NAV PER SHARE
+18.2%

AFTER

TOTAL NAV

$130 +30%

$11.82
$11.82
$11.82
$11.82
$11.82
$11.82
$11.82
$11.82
$11.82
$11.82
$11.82

11 shares • NAV $11.82 each (+18.2%)

*Hypothetical example for illustrative purposes only.** The values shown ($10 NAV, $30 issue price, $11.82 result, +18.2% per-share accretion) are hypothetical and do not represent actual or projected NAV per share, share price, fund activity, or returns. The accretive mechanic operates only when shares are issued above NAV. Closed-end funds frequently trade at a discount to NAV; when a closed-end fund trades at a discount, the same mechanic operates in reverse: issuing new shares below NAV is dilutive to existing holders and is restricted under Section 23(b) of the Investment Company Act of 1940.

[On-screen: RoboStrategy investor presentation slide, “Accretive, Not Dilutive”]

BOT INVESTOR PRESENTATION 32

Accretive, Not Dilutive

Our June 2026 PIPEs were priced far above NAV, so the raise added far more to net assets than to the share count. **Isolated to the PIPEs, NAV rose 67.6% while shares rose 16.6%. The right shows how those PIPEs, plus portfolio revaluation, built the June 30 struck NAV of $248.9M.**

CAPITAL RAISED · ISOLATED PIPE EFFECT

$99.3M

GROSS PROCEEDS, PIPES
PUBLICLY ANNOUNCED PIPES, JUNE 11 TO 29, 2026

NAV growth from PIPEs **+67.6%**

$146.9M → $246.2M · ISOLATED PIPE EFFECT

Share count growth **+16.6%**

20.3M → 23.6M shares

TOTAL NAV BUILD-UP · BY COMPONENT

MAY 31 TO JUN 30, 2026 · HOW THE $248.9M STRUCK NAV WAS BUILT

- Portfolio Revaluation **+$4.0M** — Net unrealized gain on holdings.
- Accretive Dollars **$74.9M** — Premium paid above NAV per share
- Assumed @NAV Subscription **$24.4M** — The new shares' value at the old NAV
- Starting NAV **$146.9M** — Net assets before the raise

+$4.0M
$74.9M
$24.4M
$99.3M
PIPE RAISE
$146.9M
$146.9M
$146.9M
NAV BEFORE
$248.9M
NAV AFTER

ACCRETIVE ISSUANCE YIELD

43.7%

VALUE ADDED FOR EXISTING SHAREHOLDERS FROM ISSUING ABOVE NAV, JUNE 1 TO 30. SEE DISCLOSURES.

ACCRETIVE ISSUANCE STRATEGY

Raising capital above NAV

This period, NAV build-up increased roughly 4x more than shares outstanding (67.6% vs 16.6%). See disclosures.

SOURCE: FUND NAV PACKAGE (JUNE 30, 2026, USBANCORP) AND PUBLICLY ANNOUNCED PIPE PRESS RELEASES (JUNE 18, 26, AND 29, 2026). MAY 31 STRUCK NAV $146,855,757 → JUNE 30 STRUCK NAV $248,861,200 ($10.51 PER SHARE). PIPES: 3,375,232 SHARES, $99.3M GROSS, WTD-AVG $29.43. REVALUATION: $3,988,046 BOOK UNREALIZED GAIN.

Illustrative only. Two views are shown. Left, the isolated effect of the publicly announced PIPEs, holding all else constant: adding 3,375,232 shares and $99,299,866 of gross proceeds (weighted-average $29.43, priced above NAV) to the May 31 struck NAV of $146,855,757 would raise NAV by 67.6% to $246,190,388 and shares by 16.6%, an accretive issuance yield of 43.7%. Right, the Fund's actual officially struck NAV rose from $146,855,757 (May 31) to $248,861,200, or $10.51 per share (June 30); that total build-up adds to the PIPE effect approximately $3,988,046 of portfolio revaluation (net unrealized gain), less approximately $1,282,469 of offering costs, fees, and expenses. Figures may not sum exactly due to rounding. "Assumed @NAV Subscription" is the new shares valued at the May 31 NAV per share; "Accretive Dollars" is PIPE gross less that amount; "Accretive Issuance Yield" is that accretion divided by the sum of the May 31 NAV and the Assumed @NAV Subscription. Holdings are carried at fair value determined in good faith under Board-approved procedures; marks are subjective and may move up or down. Issuance below NAV is dilutive and restricted under Section 23(b) of the Investment Company Act of 1940. Closed-end fund shares frequently trade at a discount to NAV. Past performance is not indicative of future results. Not an offer to sell or a solicitation to buy any securities; any offering is made solely by the Fund's prospectus. See full disclosures at the end.

We could see robotics reach that inflection point over the next few years and you want to be invested ahead of it, but we can also watch for milestones to invest along the way. Among these milestones, many of which you can follow through RoboStrategy presentations and updates, watch for deployments from pilot programs to productive work. Autonomous operating hours, intervention rates, and reliability are also going to be important metrics to follow because a robot that works for 10 minutes in a demonstration is very different from one working 10-hour shifts in a factory.

[On-screen: RoboStrategy website, “Leading robotics companies are still private. $BOT gives you access to them.”]

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RoboStrategy (NASDAQ: BOT) is the first fund dedicated to investing in the leading private robotics companies through a publicly listed investment company. Built to compound exposure.

Where to invest in BOT →

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OBOSTRATEGY
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NEWS / PORTFOLIO UPDATES

Portfolio Updates

All | Standard Bots | Figure AI | Dyna Robotics | Apptronik | Dexmate | Path Robotics | Project Prometheus | Eccentric Machines, Inc. | REK | GMI Cloud | Coco Robotics | Nox Metals Inc. | Endiatx | Allonic | Purple Rhombus

Jul 23, 2026	FIGURE AI	Figure 03 passes 1,000 units delivered milestone	→
May 26, 2026	FIGURE AI	Figure AI signs commercial partnership with Catalyst Brands at Reno distribution center	→
Apr 21, 2026	COCO ROBOTICS	Coco Robotics + BlindSquare partner on accessible city-sidewalk navigation	→
Apr 16, 2026	PATH ROBOTICS	Path Robotics launches Rove — mobile welding on a quadruped platform	→
Apr 1, 2026	FIGURE AI	Figure AI unveils BotQ: one humanoid every ~90 minutes	→
Mar 25, 2026	FIGURE AI	Figure 03 Walks with Melania Trump at White House Tech Summit	→

For example, Figure's previous generation already logged more than 1,250 hours at BMW, and Figure 3 has moved into more complex logistics work. And maybe most important, watch the economics and the intelligence here. Cost per robot, cost per productive hour, how quickly robots learn new jobs, and whether one AI model can generalize across increasingly different tasks and environments.

Nation, you can try picking up individual public robotics stocks, waiting for companies like Figure or Apptronik to eventually IPO, or just use RoboStrategy to grow BOT for exposure to many of these private companies today. Just remember, this has got to be a long-term investment. That $5 trillion plus market won't appear overnight, but it is coming, and when it does, you want to have access to this investment.

Check out RoboStrategy to grow BOT and the race for robotics with the link below. Don't forget to join the Let's Talk Money community by tapping that subscribe button.